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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 12, 1998
                                                 -----------------------------


                            Centennial Cellular Corp.
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             (Exact name of registrant as specified in its charter)



                                     0-19603
                             -----------------------
                            (Commission File Number)


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
          Delaware                                         06-1242753
 -------------------------------                    -------------------------
     (State other jurisdiction                          (I.R.S. Employer
 of incorporation or organization)                   Identification Number)


   50 Locust Avenue
New Canaan, Connecticut                                      06840
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 (Address of principal                                     (Zip Code)
  executive offices)
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Registrant's telephone number, including area code     (203) 972-2000
                                                  ------------------------


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          (Former name or former address, if changed since last report)

                                Page 1 of 7 Pages
                             Exhibit Index on Page 4


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Item 5. Other Events.


               Reference is made to the Press Release of Centennial Cellular Corp. (the "Company"), issued on October 12, 1998, and the Press Release of the Company, issued on October 13, 1998, which are attached hereto as Exhibit 1 and
Exhibit 2, respectively.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            CENTENNIAL CELLULAR CORP.


                                     By:      /s/ Scott N. Schneider
                                             ---------------------------
                                     Name:   SCOTT N. SCHNEIDER
                                     Title:  Chief Financial Officer,
                                             Senior Vice President and
                                             Treasurer
                                             (Principal Accounting Officer)



Date: October 19, 1998



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                      Description
-----------                      -----------
1.             Press Release of the Company, dated October 12, 1998.

2.             Press Release of the Company, dated October 13, 1998.



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